[THE AMERICAN FUNDS GROUP (R)]

THE INCOME FUND OF AMERICA
ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1997

[graphic: caricature of three individuals with different instruments of measure]

THREE WAYS TO MEASURE YOUR IFA INVESTMENT

THE INCOME FUND OF AMERICA (R) SEEKS CURRENT INCOME WHILE SECONDARILY STRIVING FOR CAPITAL GROWTH THROUGH INVESTMENTS IN STOCKS AND FIXED-INCOME SECURITIES.

The Income Fund of America is one of the 28 mutual funds in The American Funds Group(R), a family of funds managed by Capital Research and Management Company. With a history dating back to 1931, The American Funds Group has more than $150 billion in assets.

A LOOK AT IFA'S DIVIDEND RATE

Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index.

[begin line graph]

                The Income Fund      Average of equity-

Date            of America           income funds             S&P 500

7/31/92         6.05                 3.74                     2.89

1/31/93         6.44                 3.42                     2.83

7/31/93         6.19                 3.13                     2.79

1/31/94         5.56                 2.93                     2.64

7/31/94         6.06                 3.01                     2.80

1/31/95         6.14                 3.12                     2.81

7/31/95         5.55                 2.85                     2.41

1/31/96         5.07                 2.49                     2.18

7/31/96         5.19                 2.43                     2.28

1/31/97         5.09                 2.08                     1.89

7/31/97         4.74                 1.80                     1.48


[end line graph]

ALL NUMBERS CALCULATED BY LIPPER ANALYTICAL SERVICES.

The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

The INCOME FUND OF AMERICA CONTINUED TO PROVIDE ABOVE-AVERAGE CURRENT INCOME FOR THE FISCAL YEAR JUST ENDED. AS OF JULY 31, IFA'S DIVIDEND RATE WAS SIGNIFICANTLY HIGHER THAN THAT OF MOST OTHER EQUITY-INCOME FUNDS. IT ALSO FAR EXCEEDED THE AVERAGE YIELD OF STOCKS IN GENERAL. AS A RESULT OF THE SOARING STOCK MARKET, IFA'S SHARE PRICE ALSO SAW A SOLID GAIN.

HIGH-INCOME RETURNS IN A LOW-INCOME MARKET

The IFA dividend rate of 4.7% was more than twice the 1.8% average of the 174 funds in the "equity-income" fund category as reported by Lipper Analytical Services. It was almost three times higher than the annualized 1.6% yield of Standard & Poor's 500 Composite Index, which was at an all-time low in 71 years of S&P recordkeeping. This yield advantage has been the case for an extended period of time, as shown in the chart on the inside front cover.

Mathematically, dividend yields on stocks go down any time stock prices go up - if dividend increases don't keep pace. That's exactly what happened during the past year; stock prices soared and dividend payments increased only moderately.

In this situation, high valuations and the goal of maintaining the fund's income per share prompted us to sell many lower yielding stocks in the portfolio. As a result, we expect to pay a larger-than-usual capital gain in mid-November of 7% to 8% of net asset value (as of July 31). As you may know, the new tax law created several new rates and holding periods for capital gains applicable to the current year. We will advise shareholders about the details of this capital gain distribution at a later date.

Most financial advisers encourage investors to reinvest their capital gain distributions and dividends, if possible, and the majority of IFA's shareholders do. (The growing benefit of reinvesting these distributions is clearly shown in the chart on pages 4-5.)

SECONDARY GOAL OF CAPITAL GROWTH

IFA also continued to meet its secondary goal of growth of your investment. In an up market of truly remarkable proportions, IFA's total return for the 12 months ended July 31 was 29.3% with dividends reinvested. That is well above the 10.8% increase in the Lehman Brothers Aggregate Bond Index, but much less than the S&P 500's 52.1% gain. Since IFA invests in a combination of stocks and bonds to meet its objectives, its results often fall between these two unmanaged indexes. However, the gap between IFA's total return and that of the S&P 500 on this occasion warrants a reminder of the different nature of each.

- As investors have learned over the years, IFA's focus on income, with part of its portfolio in bonds and cash as well as in high-yielding stocks, may cause it to lag rapidly rising stock markets. IFA, therefore, could not keep up with the very strong market of the past 12 months as represented by the S&P 500, which is 100% invested in equities at all times.

- For the same reasons, IFA has tended to hold up better than the S&P 500 and other stock indexes in market declines. This is discussed in greater detail in our feature beginning on page 6.

- The S&P 500's unusual gain was primarily driven by the largest 100 companies in the index. They rose almost 56% for the period but yielded less than 2%. Some paid no dividends at all. Stocks in the index yielding 3% to 6% had a total return of 40.8% (about what the equities in IFA's portfolio delivered) while stocks with a dividend yield over 6% had a total return of 15.7%.

- IFA also didn't match the average total return of the Lipper equity-income fund category. While we have always viewed IFA as an equity-income fund, we no longer consider the Lipper average as fully representative of this type of fund. A number of funds included in this category have yields below or only slightly better than the S&P 500. To make comparisons as meaningful as possible, it makes sense to look at total returns from two other mutual fund groupings - Morningstar Inc.'s "domestic hybrid" category (up 27.8% for IFA's fiscal year) and The Wall Street Journal "stock/bond blend" category (also up 27.8% for the period). While not perfect, we believe these measures are more indicative of funds with objectives similar to IFA.

DIVIDENDS AND SUSTAINABLE GAINS

This decade's stock market rise of 223% since October 11, 1990 has been the century's longest without a decline of 10% or more. Historically, therefore, a market correction of at least 10% would seem overdue. Whenever the market turns downward, and for however long it may do so, there are safeguards in income-producing securities which can help to protect the conservative investor. This income stream of stock dividends and bond interest payments can sometimes be the only source of positive total return when stock and bond markets are flat or declining. They help provide a cushion in market declines.

The discipline of investing for income also helps keep your fund's management grounded, since losing touch with reality can be a hazard of extended bull markets. When the prices of stocks in IFA's portfolio rise to levels which result in yields below what IFA is seeking, we frequently take profits. Reinvestment elsewhere enables us to maintain a stable dividend per share and to grow it over time.

These safeguards have worked well in the past. IFA's conservative dividend-oriented investment approach, besides having provided steady, above-average income, has produced an average annual compound total return of 14.3% since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser. That is about the same as the S&P 500's average annual compound return of 14.6% for the same period.

IFA'S CURRENT PORTFOLIO

COMMON STOCKS AND THEIR EQUIVALENTS, such as convertible securities, made up 62.1% of IFA's portfolio at year-end, up from 60.7% a year earlier. Our exposure to U.S. stocks, however, went down as we took advantage of our new flexibility to invest up to 10% of the fund's assets outside the U.S. The non-U.S. percentage, now 9.4%, enabled us to benefit from higher yields elsewhere.

HEALTH AND PERSONAL CARE (3.0% of IFA holdings at July 31, down from 6.1% a year ago) is a good example of a group where sharply higher share prices with much lower yields led us to reduce our exposure during the year. Despite reducing our holdings, several of these companies provided high total returns to the fund.* They include Bristol-Myers Squibb and Eli Lilly (both with returns of close to 50%). Of our health care holdings, only Pharmacia & Upjohn declined on poor earnings reports. We added to that position when the price was down, and the stock has since rebounded.

*Total return to the fund reflects changes in size of holdings, dividends received and price changes at month-ends. It assumes any net proceeds are reinvested at a 5% short-term rate.

BANKING, IFA's single largest industry holding a year ago at 11.3%, was another area where we reduced our exposure, to 7.7% at fiscal year-end. Again, even with the reduction, bank stocks were still the largest contributor to IFA's total return for the year. Leaders included PNC Bank, CoreStates Financial and HSBC Holdings, which delivered total returns in the range of 40% to 50%.

ENERGY SOURCES, now IFA's largest industry sector (9.9%, up from 8.7%), also provided a strong total return. Some of the best results were from USX-Marathon, Amoco and Texaco with returns to the fund of 30% to 40%.

TELECOMMUNICATIONS (5.2%, up from 3.2%) is now one of IFA's five largest industry holdings. Two of the companies - AT&T and U S WEST Communications - are now among IFA's ten largest holdings. We also added Hong Kong Telecom to the portfolio after investor concern over the company's local growth prospects had penalized the share price. It has rebounded sharply as investor focus has shifted to the market potential of mainland China.

ELECTRIC AND GAS UTILITIES increased to 7.2% from 4.2% a year ago. We added to our holdings outside the U.S. of high-income-producing utilities such as National Power, Scottish Power and Hongkong Electric. We also purchased several U.S. gas utilities and selectively added to our investments in U.S. electric utilities. One U.S. holding, Long Island Lighting, rose sharply on news of a merger with Brooklyn Union Gas. We are hopeful that future restructurings and mergers will make this a profitable area in which to invest.

FIXED-INCOME SECURITIES fell from 32.9% of IFA's portfolio to 26.4%. With the economy moving closer to full capacity in 1997, we became more concerned about a potential increase in inflation and possibly higher interest rates. As a result, we reduced the portfolio's exposure to bonds and increased its cash reserves. (Cash and short-term securities are now 11.5% of assets, up from 6.4%.) Well over half of our bond holdings are now in high-yield corporate issues. This was the best bond category for the period, both for income generation and capital growth. Recent price appreciation, however, has made valuations less compelling although we continue to find attractive opportunities on a selective basis.

ABOVE-AVERAGE INCOME AND THE LONG TERM

Over the 23-1/2 years that IFA has been managed by Capital Research and Management Company, the fund has delivered superior income and a good total return - and it has done so in a relatively stable manner.

We have found that disciplined, well-researched investments meeting our income-producing standards have also provided capital growth over the long term, while reducing price fluctuation in down markets. Whatever the future may hold, we believe that IFA's emphasis on income and the intensive research backing our investment decisions should continue to yield long-term successful investment results for our shareholders.

We thank you for your support.

Cordially,
[/s/ Walter P. Stern[    [/s/ Janet A. McKinley]
Walter P. Stern          Janet A. McKinley
Chairman of the Board    President

September 18, 1997

FOLLOWING THE COURSE OF AN INVESTMENT IN IFA

Here's how a $10,000 investment in IFA grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 1997, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $220,586 with all distributions reinvested, an average increase of 14.0% a year.

The IFA figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, sales charges are lower for accounts of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

The fund's 30-day yield as of August 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.34%.
The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

AVERAGE ANNUAL COMPOUND RETURNS*


                  Periods Ended

                  July 31, 1997         June 30, 1997

Ten years         +12.04%               +11.62%

Five years        +12.92                +12.59

One year          +21.84                +14.10


*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

HOW A $10,000 INVESTMENT HAS GROWN

[begin line graph]
HOW A $10,000 INVESTMENT HAS GROWN

Year ended July 31         1974 #        1975          1976          1977          1978

VALUE OF DIVIDENDS

Dividends in Cash          $344          735           860           780           842

Dividends Reinvested       $347          785           998           969           1,117

VALUE OF INVESTMENT

Dividends in Cash          $8,767        10,141        12,155        12,701        12,584

Dividends Reinvested       $9,088        11,391        14,751        16,392        17,404

IFA TOTAL RETURN           (9.1)%        25.3          29.5          11.1          6.2



Year ended July 31         1979          1980          1981          1982          1983

VALUE OF DIVIDENDS

Dividends in Cash          936           952           1,047         1,202         1,280

Dividends Reinvested       1,333         1,463         1,743         2,187         2,549

VALUE OF INVESTMENT

Dividends in Cash          12,693        12,490        12,818        12,256        16,112

Dividends Reinvested       18,921        20,162        22,485        23,664        33,685

IFA TOTAL RETURN           8.7           6.6           11.5          5.2           42.3



Year ended July 31         1984          1985          1986          1987          1988

VALUE OF DIVIDENDS

Dividends in Cash          1,344         4,438         1,550         1,636         1,543

Dividends Reinvested       2,896         3,365         3,909         4,431         4,479

VALUE OF INVESTMENT

Dividends in Cash          15,738        19,443        21,668        23,568        22,341

Dividends Reinvested       35,722        47,677        57,148        66,674        67,816

IFA TOTAL RETURN           6.0           33.5          19.9          16.7          1.7



Year ended July 31         1989          1990          1991          1992          1993

VALUE OF DIVIDENDS

Dividends in Cash          1,711         1,578         1,764         1,715         1,713

Dividends Reinvested       5,338         5,269         6,311         6,578         6,995

VALUE OF INVESTMENT

Dividends in Cash          25,644        24,351        25,390        28,370        29,917

Dividends Reinvested       83,702        84,643        95,050        113,242       126,686

IFA TOTAL RETURN           23.4          1.1           12.3          19.1          11.9



Year ended July 31         1994          1995          1996          1997

VALUE OF DIVIDENDS

Dividends in Cash          1,726         1,751         1,766         1,968

Dividends Reinvested       7,471         8,046         8,581         10,075

VALUE OF INVESTMENT

Dividends in Cash          28,788        31,571        34,007        41,731

Dividends Reinvested       129,177       150,385       170,626       220,586

IFA TOTAL RETURN           2.0           16.4          13.5          29.3


$251,525 Standard & Poor's 500 Composite Index with dividends reinvested $220,586 /1/ IFA with dividends reinvested
$83,417 Lehman Bros. Aggregate Bond Index /2/ with interest compounded $41,731 /3/ IFA not including dividends
$10,000 original investment
Average annual compound return for 23-1/2 years 14.0%
[end line graph]
/#/ For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through July 31, 1974.

/1/ Includes reinvested dividends of $97,235 and reinvested capital gain distributions of $29,988. From April 1990 to September 1994 the fund declared daily dividends; therefore, total values for this period were adjusted for cumulative dividends ex- but not yet paid. After this period, quarterly dividends were resumed.

/2/ From December 1, 1973 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976 through July 31, 1997, the Lehman Brothers Aggregate Bond Index was used.

/3/ Includes capital gain distributions of $8,591 but does not reflect income dividends of $32,181 taken in cash.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

THREE WAYS TO MEASURE YOUR IFA INVESTMENT.

INVESTMENT PROFESSIONALS ARE ALWAYS TRYING TO DEVELOP BETTER WAYS TO MEASURE HOW AN INVESTMENT HAS DONE. THREE IMPORTANT BENCHMARKS TO ASSESS ANY FUND'S RESULTS SHOULD INCLUDE: HAS IT MET ITS OBJECTIVE? HOW DID THE FUND DO IN UP MARKETS? HOW DID IT DO IN DOWN MARKETS?

How can you judge how well your mutual fund is doing? When comparing investments, many people begin and end their analysis with the total return - the change in price plus dividends received. Total return is important, but it is an incomplete picture because it ignores how much risk your fund took to get that return. Investment professionals and financial researchers are attempting to come up with better definitions of fund results that include risk and other elements. Meanwhile, it's worth looking at how your fund is doing from your own perspective.

HAS IFA MET ITS OBJECTIVE?

One way to measure your fund's results is to see whether it lives up to your reasons for investing in it. The Income Fund of America, for example, has always focused on income first, with capital appreciation as the secondary objective. With that in mind, let's see how IFA has done in providing above-average income.

There are a number of ways to measure IFA's income results. Mutual funds are often measured against the unmanaged Standard & Poor's 500 Composite Index. As of June 30, 1997, IFA's dividend rate was nearly 5% - almost three times the dividend rate of the S&P 500. Another benchmark is the group Lipper Analytical Services calls equity-income funds. IFA's dividend rate clearly outdistanced the 1.9% dividend rate of the average of the equity-income mutual fund group, as reported by Lipper.

Why is there such a disparity between IFA and its peers? A number of financial publications and investment professionals have noted that many equity-income funds no longer emphasize income. Some funds have shifted their investments away from high-yielding stocks toward lower yielding growth stocks to capitalize on the market's rapid rise. Yield and growth, although not mutually exclusive, frequently require some trade-offs. Growth companies usually reinvest most earnings internally and thus pay little or no dividends. High-yield companies pay out earnings as dividends to shareholders rather than reinvesting all of them.

INVESTING FOR INCOME: IFA VS. THE S&P 500 (1974-1996)
$100,000 INITIAL INVESTMENT, $6,000 WITHDRAWAL INCREASING 6% ANNUALLY

[begin bar charts]
TOTAL DIVIDEND INCOME
S&P 500                 $123,150
IFA                     $441,830
TOTAL WITHDRAWALS
S&P 500                 $281,975
IFA                     $281,975
REMAINING INVESTMENT VALUE
S&P 500                  $282,949
IFA                      $661,200
[end bar charts]

The chart compares 23-year withdrawal programs in The Income Fund of America and the unmanaged S&P 500 Index, based on hypothetical $100,000 initial investments made in each on January 1, 1974 through December 31, 1996, and reflects payment of all applicable sales charges. The first withdrawal on December 15, 1974 of $6,000 is increased by 6% annually to cover inflation.

HOW DOES YOUR FUND FARE WHEN YOU MAKE REGULAR WITHDRAWALS?

To understand how this works, let's look at two hypothetical investors. One invests $100,000 on January 1, 1974 in IFA, while the other invests the same amount in the S&P 500. They decide to withdraw 6% of their investment each year
- and to increase their withdrawals by 6% each year. The date January 1, 1974 is chosen because that was the start of IFA's first calendar year after Capital Research and Management Company became the fund's investment adviser.

So how did the two investors fare? As the chart above shows, they both took total withdrawals of $281,975 over those 23 years. But at the end of the period, the IFA investor had a remaining investment value of $661,200 - far outdistancing the $282,949 remaining for the S&P 500 investor.

The key to IFA's success over this period was the high income it provided compared with the S&P 500. In the early years of the withdrawal program, when the market went down more than IFA and generated less income, the S&P 500 investor would have had to dip into principal in order to continue the withdrawals. IFA, however, provided income in excess of withdrawals. The compounding on the reinvested income made a significant difference in the value of the remaining investment after withdrawals.

[photo: John Brooks Slaughter]

[Begin sidebar]
PROVIDING LIFETIME INCOME FOR COLLEGE DONORS
John Brooks Slaughter is in his 10th year as president of Occidental College, a nationally recognized liberal arts college in Los Angeles. His achievements include forging a closer connection between the college and Los Angeles, completing a $65 million campaign, increasing the college's diversity and maintaining its high academic quality. Donations and gifts are a big part of making this happen, Dr. Slaughter says, and IFA plays a key role in the college's deferred gifts program. Occidental uses IFA as one of the funds to provide lifetime income for alumni and others who have donated money to the college in charitable trusts and similar gift programs. People who donate money or property to the college receive lifetime income and a charitable income tax deduction for their gift. In return, the college receives what's left of the gift at the end of the donor's life. IFA works especially well for this purpose because it produces high current income, which covers all or most of the monthly or quarterly payments to donors. Historically, IFA has fallen less than stocks generally in market declines and it has participated in up markets -another plus for colleges who will ultimately receive the remaining value of the donation.
[End sidebar]

HOW HAS YOUR IFA INVESTMENT DONE IN UP MARKETS?

ONE OF THE LONGEST BULL MARKETS IN STOCK MARKET HISTORY IS THE ONE THAT BEGAN IN THE SUMMER OF 1982 AND HAS PERSISTED (WITH BRIEF INTERRUPTIONS IN 1987 AND
1990) THROUGH JUNE 30, 1997, THE MOST RECENT QUARTERLY PERIOD FOR WHICH RESULTS ARE AVAILABLE. HOW DID IFA DO OVER THOSE 15 YEARS COMPARED WITH SIMILAR MUTUAL FUNDS?

INCOME RECORD IN A LONG UP MARKET

Let's first look at income generated by similar funds in existence over the entire 15 years. These income-oriented funds include all equity-income funds, balanced funds and income funds in existence for the entire period. If we start with a hypothetical $10,000 invested on January 1, 1982 and total up the income generated by that investment over 15 years, IFA generated a total of $19,522 -compared with the average income total of $11,073 for the peer group of funds. IFA ranked first of the 49 funds in producing income for the 15-year period. (This assumes that dividends were paid in cash and that capital gain distributions were reinvested.)

It's not difficult to understand how IFA generated more income than its competitors. Dividend rates tell the story. On June 30, 1982, IFA had a 12-month dividend rate of 8.9%, slightly above the average of 8.4% paid by the other funds. As of June 30, 1997, IFA continued to pay above-average dividends while many other funds in the peer group didn't keep up the pace. In mid-1997, IFA provided an annual dividend rate of almost 5%, compared with the average of 3.1% paid by the other funds.

TOTAL RETURNS IN THE PAST 15 YEARS

IFA also delivered a strong total return over the past 15 years when compared with similar funds. IFA's compound annual total return over the period was 15.9%, compared with 14.9% for the average of the peer group.

Not surprisingly, IFA was not able to match the 18.9% average annual compound return of the S&P 500, which is 100% invested in stocks at all times. IFA trailed the S&P 500 primarily because of the fund's lower exposure to stocks. As of June 30, 1997, for example, IFA had about 62% invested in stocks. Moreover, in this strong bull market, the fund's focus on above-average-yielding stocks dampened investment results. Companies that pay above-average dividends are often mature, and don't see their share prices rise as fast as aggressive growth stocks in a bull market.

[photo: Marie Reese]

[Begin sidebar]
USING IFA FOR PERSONAL AND BUSINESS RETIREMENT ACCOUNTS
Marie Reese of Virginia Beach, Virginia, is an energetic entrepreneur who owns a thriving daycare center in this seaside community. Marie began investing in IFA in 1991 after she had launched her Lotus Pond Learning Center. "I decided that I had better plan for my own retirement since starting a new business is a leap into the unknown," she recalls. Her financial adviser suggested she invest some of her money in IFA because it was a conservative equity-oriented investment with a good long-term record. "When I started, I didn't know anything about investing," she says. "I thought it was all Wall Street people and you had to have a lot of money." Marie, who is married with two children, found that regular investments add up and she now has a significant retirement account. She also began a SIMPLE IRA plan for her 23 employees at the daycare center, in which IFA is one of several options. Benefits like a retirement plan are one way to attract and keep childcare employees. "It's hard to find trained people - and when you hire them, you want to do everything possible to keep them happy," she says.
[End sidebar]

TOTAL INCOME GENERATED BY A $10,000 INVESTMENT OVER 15 YEARS: IFA VS. A PEER GROUP OF FUNDS
[Begin bar chart]
Average of Peer Group of Funds          $11,073
IFA                                     $19,522
[End bar chart]

A comparison of income generated over the 15-year lifetime of a $10,000 investment made on January 1, 1982 and ending on December 31, 1996. The chart compares IFA's income with that of a peer group of funds in existence for the entire 15 years. The peer group includes equity-income funds, balanced funds and income funds (as classified by Lipper Analytical Services), all of which invest in a mix of stocks and bonds, as does IFA.

ANNUALIZED RETURNS FOR THE PAST 15 YEARS: IFA VS. A PEER GROUP OF FUNDS [Begin bar chart]
Average of Peer Group of Funds                    14.9%
IFA                                               15.9%
[End bar chart]

A comparison of annualized returns for IFA versus a peer group of funds in existence for the entire 15-year period from June 30, 1982 to June 30, 1997. The peer group includes equity-income funds, balanced funds and income funds as classified by Lipper Analytical Services.

HOW HAS YOUR IFA INVESTMENT DONE IN DOWN MARKETS?
HOW A FUND DOES IN DOWN MARKETS IS IMPORTANT TO ALL SHAREHOLDERS, ESPECIALLY THOSE INVESTING FOR RETIREMENT. PRESERVING CAPITAL IN DOWN MARKETS CAN BE AS CRITICAL TO LONG-TERM TOTAL RETURNS AS GAINING GROUND IN UP MARKETS.
Although IFA doesn't typically match growth funds in an up market, it has shown resilience in down markets when many growth stocks have suffered steep declines. The above-average dividend yield on IFA's portfolio and its significant bond investments have helped IFA hold up well in the four major extended stock market declines during its lifetime. As the charts on page 11 show, IFA did much better than the S&P 500 in each of the four declines. Sometimes, IFA even showed a gain while the S&P 500 fell.

[Photo: Ann Sweeney]

[Begin sidebar]
HOLDING THE COURSE IN DOWN MARKETS
Ann Sweeney, a retired pediatric nurse who lives on a farm in western Pennsylvania, says she invests for the long term - and believes in "putting the money in and letting it work." In November 1973, her husband, Edward, died of a heart attack. On the advice of her financial adviser, Ann took $10,000 of the proceeds from her husband's insurance policy and invested it in The Income Fund of America. Since then the money has multiplied many times, and Ann held the course during several down markets. "I am in it for the long run," she says, "and don't plan to sell when the market goes down."

Ann has earmarked the investment for her two daughters and her son and grandchildren and doesn't need to use the income for her daily living expenses. She is the sixth generation of her family to live on the farm and thoroughly enjoys her retirement. "I like to garden, cook, travel and play cards," she says. She also studies the history of her county in western Pennsylvania. "This is very old country," she says. "We live near an old stage line that once ran from Philadelphia to Pittsburgh."
[End sidebar]

IFA also showed resilience in three of the four major bond market declines during its lifetime. Its blend of high-dividend stocks, bonds and cash helped the fund hold up in periods of rising interest rates. As you can see in the charts, in two bond market declines IFA showed positive returns.

An example of the arithmetic of loss shows the importance of investing in a fund that is relatively consistent through good - and bad - markets. If you were in a fund that gained 10% for three years in a row, your average annual compound return would be 10%. But if in the fourth year the market declined and your fund experienced a 10% loss, your average annual compound return for the four-year period would drop to 4.6%. To return to an average annual return of 10%, you would need a gain of 34.4% in the fifth year - a difficult challenge for any investment strategy, especially a conservative one.

THE BOTTOM LINE OF MEASURING YOUR FUND

What's the bottom line of this analysis of ways to measure your IFA investment? Any measurement is useless if the scale you use isn't appropriate. For investors, that means carefully choosing a scale that will relate the fund's results to the risk that was undertaken to achieve the return. In addition, a fund's investment results should be judged relative to funds with a similar investment objective. Measuring whether your fund met its objective and how it has done in both up and down markets should give you an accurate assessment of your fund's results. On that basis, The Income Fund of America has met the needs of many investors.

[Begin bar charts]
RESILIENCE IN DOWN MARKETS
Here are the four largest stock market declines over IFA's lifetime.* The fund lost ground during two of those declines, but did better than the market all four times.
9/21/76 - 3/6/78
S&P 500           -13.4%
IFA               + 1.9%
11/28/80 - 8/12/82
S&P 500           -20.0%
IFA               +19.0%
8/25/87 - 12/4/87
S&P 500           -32.4%
IFA               -13/6%
7/16/90 - 10/11/90
S&P 500           -19.2%
IFA               -10.2%

Here are the four largest bond market declines during the same period. The fund lost ground during two of the declines, but did better than the market three of the four times and matched it once.

12/31/76-3/31/80
Lehman Bros.  Aggregate Bond Index                  -2.8%
IFA                                                 +3.6%
6/30/80 - 9/30/81
Lehman Bros.  Aggregate Bond Index                  -9.0%
IFA                                                 +8.8%
4/30/83 - 5/31/84
Lehman Bros.  Aggregate Bond Index                  -0.9%
IFA                                                 -0.9%
8/31/93 - 11/30/94
Lehman Bros.  Aggregate Bond Index                  -3.3%
IFA                                                 -1.6%

Stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Bond market declines for periods shown exceeded 10% on a principal basis, excluding interest. Results are shown on a total return basis with dividends reinvested or interest compounded.

*IFA's lifetime begins on December 1, 1973, when Capital Research and Management Company became the fund's investment adviser.
[End bar charts]

THE INCOME FUND OF AMERICA AT A GLANCE
RESULTS AT A GLANCE (with dividends reinvested or interest compounded)


                                     Total Returns for Periods

                                     Ended July 31, 1997

                                     12 Months        Ten Years      Lifetime/1/



The Income Fund of America           +29.3%           +230.8%        +2,241.1%

Standard & Poor's 500 Stock          +52.1            +302.5         +2,415.3

Composite Index

Salomon Brothers Long-Term           +20.9            +216.4         --

High-Yield Bond Index

Lehman Brothers Aggregate Bond       +10.8            +139.3         +734.2

Index/2/

Consumer Price Index                 +2.2             +41.0          +249.7

(inflation)/3/

Average Savings Institution/4/       +3.8             +56.1          +338.1


/1/ Since December 1, 1973, when Capital Research and Management Company became IFA's investment adviser.

/2/ From December 1, 1973 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

GROWTH OF ONE SHARE through July 31, 1997

                                                  With Capital Gains Reinvested

                                                  and Income Dividends:

                                                                      Reinvested in         Value of

Year Ended July 31        Net Asset Value         Taken in Cash       Additional Shares     Investment**

1974*                     $11.23                  $.44                $.44                  $11.65

1975                      12.99                   .94                 1.01                  14.59

1976                      15.57                   1.10                1.28                  18.89

1977                      16.27                   1.00                1.25                  21.00

1978                      8.06                    .78                 1.43                  22.31

1979                      8.13                    .60                 1.71                  24.25

1980                      8.00                    .61                 1.89                  25.86

1981                      8.21                    .67                 2.24                  28.84

1982                      7.85                    .77                 2.81                  30.36

1983                      10.32                   .82                 3.27                  43.21

1984                      9.77                    .84                 3.71                  45.81

1985                      11.68                   .87                 4.32                  61.13

1986                      12.11                   .88                 5.01                  73.27

1987                      12.54                   .88                 5.68                  85.47

1988                      11.50                   .80                 5.74                  86.95

1989                      13.20                   .88                 6.85                  107.33

1990                      12.11                   .80                 6.76                  107.91

1991                      12.54                   .88                 8.09                  121.09

1992                      13.94                   .85                 8.43                  144.39

1993                      14.47                   .84                 8.96                  161.56

1994                      13.59                   .83                 9.57                  164.66

1995                      14.92                   .83                 10.31                 192.77

1996                      15.89                   .83                 11.00                 218.73

1997                      18.59                   .90                 12.91                 282.74

Total                                             $19.64              $124.67


*For the period December 1, 1973, when Capital Research and Management Company became IFA's investment adviser, through July 31, 1974.
**Assumes all dividends and capital gains reinvested.

The Income Fund of America


Investment Portfolio July 31, 1997
----------------------------------                                           ---           ---      ---
                                                                       Shares or        Market  Percent
                                                                       Principal         Value   of Net
Equity-Type Securities                                                    Amount         (000)   Assets
----------------------------------                                           ---           ---      ---
Energy Sources - 9.94%
Atlantic Richfield Co.                                                 6,100,000       456,356     2.43%
Texaco Inc.                                                            2,350,000       272,747     1.45
USX-Marathon Group                                                     8,400,000       270,375     1.44
Amoco Corp.                                                            2,375,000       223,250     1.19
Phillips Petroleum Co.                                                 4,225,000       194,614     1.03
Sun Co., Inc.                                                          2,305,000        82,548
Sun Co., Inc., Series A, $1.80 TARGETS, cumulative preferred           2,495,000        81,867      .88
Occidental Petroleum Corp.                                             2,000,000        50,125
Occidental Petroleum Corp. $3.875 convertible
 preferred (1)                                                           300,000        17,475      .36
Exxon Corp.                                                            1,000,000        64,250      .34
Chevron Corp.                                                            635,000        50,244      .27
Unocal Capital Trust $3.125 convertible preferred                        600,000        34,800      .17
Ashland Inc. $3.125 convertible preferred                                570,000        30,281      .16
Cyprus Amax Minerals Co. $4.00 convertible preferred,
 Series A                                                                465,000        25,807      .14
CalEnergy Capital Trust II 6.25% convertible preferred (1)               270,000        15,525      .08
                                                                                      --------    -----
                                                                                     1,870,264     9.94
                                                                                      --------    -----


Banking - 7.70%
CoreStates Financial Corp                                              3,810,000       235,029     1.25
Bankers Trust New York Corp.                                           1,910,200       193,288     1.03
First Chicago NBD Corp.                                                1,645,000       124,814      .66
J.P. Morgan & Co. Inc.                                                 1,000,000       115,875      .62
Westpac Banking Corp.                                                 14,570,000        95,017      .51
Bank of New York Co., Inc.                                             1,800,000        87,412      .46
First Union Corp.                                                        800,000        81,150      .43
Commonwealth Bank of Australia                                         7,650,277        77,198      .41
National Bank of Canada                                                5,700,000        74,483      .40
PNC Bank Corp.                                                         1,500,000        68,625      .36
Banc One Corp.                                                         1,037,000        58,202      .31
Bank of Nova Scotia                                                    1,200,000        57,495      .31
KeyCorp                                                                  900,000        55,969      .30
Fleet Financial Group, Inc.                                              770,000        52,264      .28
First Security Corp.                                                   1,060,000        28,487      .15
Central Fidelity Banks, Inc.                                             675,000        26,916      .14
California Federal Bank, FSB 11.50% preferred                            100,000        11,275      .06
Banco Nacional de Mexico, SA 11.00% exchangeable notes
 2003 (1)                                                             $4,175,000         4,488      .02
                                                                                      --------    -----
                                                                                     1,447,987     7.70
                                                                                      --------    -----



Utilities: Electric & Gas - 7.19%
MCN Energy Group Inc.                                                  2,913,000        92,306      .49
DTE Energy Co.                                                         3,050,000        91,309      .48
Union Electric Co.                                                     2,150,000        82,775      .44
National Power PLC                                                     8,855,000        78,589      .42
FPL Group, Inc.                                                        1,500,000        71,812      .38
Carolina Power & Light Co.                                             2,000,000        71,250      .38
Florida Progress Corp.                                                 2,200,000        70,812      .37
Consolidated Edison Co. of New York, Inc.                              2,100,000        66,412      .35
Southern Co.                                                           2,800,000        61,425      .33
Long Island Lighting Co.                                               2,400,000        58,950      .31
Duke Energy Corp. (formerly Duke Power Co.)                            1,150,000        58,291      .31
PECO Energy Co.                                                        2,300,000        54,050      .29
Houston Industries Inc.                                                2,500,000        52,344      .28
Scottish Power PLC                                                     7,200,000        50,908      .27
Peoples Energy Corp.                                                   1,190,000        45,666      .24
Equitable Resources, Inc.                                              1,500,000        44,719      .24
Hongkong Electric Holdings Ltd.                                       10,000,000        40,814      .21
SCANA Corp.                                                            1,415,000        35,375      .19
AGL Resources Inc.                                                     1,525,000        31,930      .17
Wisconsin Energy Corp.                                                 1,150,000        29,397      .16
GPU Inc.                                                                 840,400        29,151      .15
Southern Electric PLC                                                  3,692,307        27,076      .14
Puget Sound Energy, Inc. (formerly Puget Sound Power & Light Co.)        900,000        24,019      .13
New Jersey Resources Corp.                                               750,000        23,719      .13
Brooklyn Union Gas Co.                                                   606,000        18,218      .10
El Paso Natural Gas Co.                                                  190,000        10,984      .06
Citizens Utilities Trust 5.00% EPPICS convertible preferred
 2036                                                                    250,000        10,859      .06
CIPSCO Inc.                                                              250,000         9,469      .05
Northern States Power Co.                                                100,000         5,138      .03
Public Service Enterprise Group Inc.                                     200,000         4,950      .03
                                                                                      --------    -----
                                                                                     1,352,717     7.19
                                                                                      --------    -----


Telecommunications - 5.19%
U S WEST Communications Group                                          6,200,000       226,688
U S WEST Communications Group 0% convertible debentures
 2011                                                                $80,000,000        29,800     1.36
AT&T Corp.                                                             5,550,000       204,309     1.09
Hong Kong Telecommunications Ltd.                                     64,670,000       168,305      .89
Ameritech Corp.                                                        1,810,400       122,089      .65
Bell Atlantic Corp.                                                      871,700        63,253      .34
British Telecommunications PLC                                         8,000,000        55,974      .30
NYNEX Corp.                                                              900,000        49,894      .26
SBC Communications Inc. 7.75% DECS exchangeable notes 2001              $463,000        24,365      .13
Telecom Italia SpA, nonconvertible savings shares                      5,000,000        17,895      .10
International CableTel Inc. 7.00% convertible debentures
 2008 (1)                                                            $15,000,000        13,425      .07
Globalstar Telecommunications Ltd. warrants, expire 2004 (1) (2)           5,500           330      .00
Comunicacion Celular SA, Class B, warrants,
 expire 2003 (1)(2)                                                       31,000           171      .00
ICG Holdings, Inc. warrants, expire 2005 (1) (2)                          19,800           111      .00
NEXTEL Communications, Inc. warrants, expire
 1999 (2)(3)                                                              51,912             0      .00
                                                                                      --------    -----
                                                                                       976,609     5.19
                                                                                      --------    -----


Insurance - 4.57%
Lincoln National Corp.                                                 2,540,000       180,657      .96
American General Corp.                                                 2,664,200       141,869      .76
St. Paul Companies, Inc.                                               1,280,000       100,400
St. Paul Capital LLC 6.00% MIPS convertible
 preferred                                                               190,000        13,419      .60
Ohio Casualty Corp. (4)                                                2,280,000       107,160      .57
Aetna Inc., Class C, 6.25% convertible preferred                         700,000        70,525      .38
Italy (Republic of) 5.00% PENs 2001
 (exchangeable into INA SpA)                                         $67,000,000        68,139      .36
SAFECO Corp.                                                           1,310,000        62,716      .33
GIO Australia Holdings Ltd.                                           18,500,500        57,130      .30
U S WEST, Inc. 7.625% DECS exchangeable notes 1998                       433,300        18,524      .10
Allstate Corp. 6.76% exchangeable notes 1998                             370,000        18,176      .10
Mutual Risk Management Ltd. 0% convertible
 debentures 2015 (1)                                                 $22,000,000        11,963      .06
CIGNA Corp.                                                               50,000         9,975      .05
                                                                                      --------    -----
                                                                                       860,653     4.57
                                                                                      --------    -----

Health & Personal Care - 2.95%
Bristol-Myers Squibb Co.                                               2,015,000       158,052      .84
Glaxo Wellcome PLC                                                     6,270,000       132,843      .71
Pharmacia & Upjohn, Inc.                                               3,100,000       117,025      .62
American Home Products Corp.                                             900,000        74,194      .40
Eli Lilly and Co.                                                        600,000        67,800      .36
Glycomed Inc. 7.50% convertible debentures 2003                       $5,000,000         4,350      .02
                                                                                      --------    -----
                                                                                       554,264     2.95
                                                                                      --------    -----

Automobiles - 2.65%
Chrysler Corp.                                                         8,000,000       297,000     1.58
Ford Motor Co.                                                         3,400,000       138,975      .74
General Motors Corp.                                                   1,000,000        61,875      .33
                                                                                      --------    -----
                                                                                       497,850     2.65
                                                                                      --------    -----

Chemicals - 2.50%
Dow Chemical Co.                                                       1,831,200       173,964      .92
Imperial Chemical Industries PLC (American Depositary Receipts)        1,200,000        80,850      .43
Lyondell Petrochemical Co.                                             1,700,000        44,731      .24
Witco Corp.                                                              975,000        44,484      .24
E.I. du Pont de Nemours and Co.                                          500,000        33,469      .18
Ethyl Corp.                                                            3,500,000        31,719      .17
Eastman Chemical Co.                                                     450,000        27,225      .14
ICI Australia Ltd.                                                     2,108,000        21,227      .11
Atlantic Richfield Co. DECS convertible
 preferred                                                               500,000        12,312      .07
Sterling Chemicals Holdings, Inc. warrants,
 expire 2008 (2)                                                           4,000           140      .00
                                                                                      --------    -----
                                                                                       470,121     2.50
                                                                                      --------    -----

Beverages & Tobacco - 2.38%
Philip Morris Companies Inc.                                           4,200,000       189,525     1.01
RJR Nabisco Holdings Corp.                                             4,400,000       144,375      .77
Southcorp Holdings Ltd.                                               20,145,000        73,027      .39
UST Inc.                                                               1,400,000        40,687      .21
                                                                                      --------    -----
                                                                                       447,614     2.38
                                                                                      --------    -----

Merchandising - 2.28%
J.C. Penney Co., Inc.                                                  5,200,000       304,200     1.62
Giant Food Inc., Class A                                               2,340,000        78,536      .42
Staples, Inc. 4.50% convertible debentures 2000 (1)                  $17,000,000        21,420      .11
Home Shopping Network, Inc. 5.875% convertible
 debentures 2006 (1)                                                 $10,000,000        13,950      .07
Kmart Financing I Trust 7.75% convertible preferred                      190,000        10,355      .06
                                                                                      --------    -----
                                                                                       428,461     2.28
                                                                                      --------    -----


Forest Products & Paper - 2.27%
Weyerhaeuser Co.                                                       2,305,000       143,486      .76
Union Camp Corp.                                                       1,810,000       105,998      .56
James River Corp. of Virginia                                            550,000        22,653
James River Corp. of Virginia $1.55 DECS convertible
 preferred 1998                                                        1,665,000        63,062      .46
UPM-Kymmene Corp.                                                      2,000,000        48,584      .26
Sonoco Products Co. $2.25 convertible preferred                          345,000        23,719      .12
Stora Kopparbergs Bergslags AB, Class B                                1,250,000        20,488      .11
                                                                                      --------    -----
                                                                                       427,990     2.27
                                                                                      --------    -----




Business & Public Services - 1.86%
United Utilities PLC                                                   5,150,000        59,605      .32
Moore Corp. Ltd.                                                       1,900,000        41,206      .22
Browning-Ferris Industries, Inc.                                         100,000         3,700
Browning-Ferris Industries, Inc. 7.25% ACES convertible
 preferred 1998                                                        1,000,000        34,125      .20
Alexander & Baldwin, Inc.                                              1,267,500        34,222      .18
Thames Water PLC                                                       2,500,000        32,974      .18
Tenet Healthcare Corp. 6.00% exchangeable notes 2005                 $25,000,000        30,813      .16
Cognizant Corp.                                                          500,000        21,312      .11
IKON Office Solutions Inc.                                               202,000         5,896
IKON Office Solutions Inc. $5.04 ACES convertible preferred 1998         200,000        14,750      .11
Ceridian Corp. (2)                                                       374,000        16,362      .09
Vivra Inc. 5.00% convertible debentures 2001 (1)                     $15,000,000        14,963      .08
Omnicom Group Inc. 4.25% convertible
 debentures 2007 (1)                                                 $11,000,000        13,929      .08
Integrated Health Services, Inc. 6.00%
 convertible debentures 2003                                         $10,500,000        11,918      .06
PacifiCare Health Systems, Inc., Series A, $1.00
 convertible preferred                                                   392,500        11,039      .06
Unisource Worldwide, Inc.                                                100,000         1,862      .01
Protection One Alarm Monitoring, Inc.
 warrants, expire 2005 (1)(2)                                             57,600           691      .00
                                                                                      --------    -----
                                                                                       349,367     1.86
                                                                                      --------    -----



Broadcasting & Publishing - 1.57%
Time Warner Inc., Series M, 10.25% exchangeable preferred                 38,787        43,926
Time Warner Financing Trust 4.00% PERCS 1997                             400,000        18,150
Time Warner Inc. 0% convertible debentures 2012                      $25,000,000         9,813
Time Warner Inc. 0% convertible debentures 2013                      $65,000,000        31,281      .55
Houston Industries Inc. 7.00% ACES 2000                                1,780,000        95,452      .51
Comcast Corp. 1.125% convertible debentures 2007                     $54,000,000        31,995      .17
Cablevision Systems Corp., Series I, $2.125 cumulative convertible
 exchangeable preferred                                                  660,000        19,140      .10
Reader's Digest Assn., Inc., Class  A                                    680,000        16,958      .09
Tele-Communications International 4.50% convertible
 debentures 2006                                                     $15,000,000        12,338      .07
U S WEST Communications, Inc., Series D, 4.50%
 convertible preferred                                                   225,000        11,756      .06
Seat SpA (2)                                                           4,000,000         1,428
Seat SpA, nonconvertible savings shares (2)                            5,000,000         1,168      .02
Heartland Wireless Communications, Inc. warrants, expire
 2000 (1)(2)(3)                                                           18,000             0      .00
                                                                                      --------    -----
                                                                                       293,405     1.57
                                                                                      --------    -----

Miscellaneous Materials & Commodities - 0.82%
English China Clays PLC (4)                                           19,933,300        71,124      .38
Crown Cork & Seal Co., Inc. 4.50% convertible preferred                1,005,000        48,868      .26
Cooper Industries, Inc. 6.00% DECS convertible preferred 1999          1,500,000        34,500      .18
                                                                                      --------    -----
                                                                                       154,492      .82
                                                                                      --------    -----

Multi-Industry - 0.77%
Tenneco Inc.                                                           1,672,100        77,962      .41
Imasco Ltd.                                                            1,820,000        53,774      .29
Swire Pacific Capital Limited 8.84% cumulative
 guaranteed perpetual capital securities (1)                             340,000         9,323
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
 guaranteed perpetual capital securities (1)                             140,000         3,948      .07
                                                                                      --------    -----
                                                                                       145,007      .77
                                                                                      --------    -----


Food & Household Products - 0.61%
General Mills, Inc.                                                    1,675,000       115,784      .61
                                                                                      --------    -----


Real Estate - 0.58%
Security Capital Pacific Trust                                         1,830,000        41,861
Security Capital Group (1)(2)(3)                                          18,680        23,835
Security Capital Group 12.00% convertible debentures
 2014 (1)(3)                                                         $14,150,100        17,260      .44
Weingarten Realty Investors                                              485,000        21,158      .11
New Plan Realty Trust 7.80%
 cumulative step-up premium rate                                         112,500         5,892      .03
                                                                                      --------    -----
                                                                                       110,006      .58
                                                                                      --------    -----






Leisure & Tourism - 0.52%
Host Marriott Financial Trust 6.75% QUIPS convertible
 preferred 2026                                                          800,000        50,400      .27
Wendy's Financing I 5.00% TECONS convertible preferred 2026              350,000        20,256      .11
Compass Group PLC 5.75% convertible debentures 2007                  $12,000,000        19,194      .10
Station Casinos, Inc. 7.00% convertible preferred                        180,000         7,560      .04
                                                                                      --------    -----
                                                                                        97,410      .52
                                                                                      --------    -----



Financial Services - 0.50%
Beneficial Corp.                                                       1,200,000        87,000      .46
United Companies Financial Corp. 6.75% PRIDES
 convertible preferred 2000                                              159,000         7,870      .04
                                                                                      --------    -----
                                                                                        94,870      .50
                                                                                      --------    -----

Metals: Nonferrous - 0.49%
Freeport McMoRan Copper & Gold Inc., Class A                             900,000        24,525
Freeport McMoRan Copper & Gold Inc., Class B                             300,000         8,775
Freeport McMoRan Copper & Gold Inc., Series A, $1.75 convertible
 preferred                                                             1,400,000        38,238      .38
Inco Ltd. 5.75% convertible debentures 2004                          $17,250,000        20,937      .11
                                                                                      --------    -----
                                                                                        92,475      .49
                                                                                      --------    -----

Metals: Steel - 0.29%
Carpenter Technology Corp.                                               500,000        23,750      .13
USX Corp. 5.75% convertible debentures 2001                          $21,000,000        20,370      .11
Bethlehem Steel Corp. $3.50 convertible preferred (1)                    250,000        10,313      .05
                                                                                      --------    -----
                                                                                        54,433      .29
                                                                                      --------    -----

Electronic Components & Instruments - 0.27%
EMC Corp. 3.25% convertible subordinated notes 2002 (1)              $20,000,000        25,700      .14
National Semiconductor Corp. 6.50% convertible
 debentures 2002 (1)                                                 $15,000,000        15,844      .08
Maxtor Corp. 5.75% convertible debentures 2012                        $7,500,000         5,250      .03
VLSI Technology, Inc. 8.25% convertible debentures 2005               $4,500,000         4,596      .02
                                                                                      --------    -----
                                                                                        51,390      .27
                                                                                      --------    -----



Recreation & Other Consumer Products - 0.21%
Jostens, Inc.                                                          1,580,000        40,784      .21
                                                                                      --------    -----

Electrical & Electronics - 0.19%
Premier Farnell PLC $1.35 convertible preferred
 (American Depositary Receipts)                                        1,570,000        35,914      .19
                                                                                      --------    -----

Energy Equipment - 0.18%
Cooper Industries, Inc.                                                  600,000        33,337      .18
                                                                                      --------    -----



Industrial Components - 0.17%
Dana Corp.                                                               700,000        31,806      .17
                                                                                      --------    -----




Machinery & Engineering - 0.13%
Thermo Electron Corp. 4.25% convertible debentures 2003 (1)          $23,000,000        25,070      .13
                                                                                      --------    -----



Data Processing & Reproduction - 0.10%
Wang Laboratories, Inc., Series B, 6.50% convertible preferred
 depositary shares (1)                                                   170,000         8,309      .05
AST Research, Inc. 0% convertible debentures 2013                    $15,000,000         6,150      .03
Data General Corp. 7.75% convertible debentures 2001                  $2,210,000         3,426      .02
                                                                                      --------    -----
                                                                                        17,885      .10
                                                                                      --------    -----



MISCELLANEOUS: Equity-type securities
 in initial period of acquisition                                                      610,206     3.24
                                                                                      --------    -----

TOTAL EQUITY-TYPE SECURITIES (cost: $8,691,114,000)                                 11,688,171    62.12
                                                                                      --------    -----

----------------------------------                                           ---
                                                                       Principal
Bonds & Notes                                                             Amount
                                                                           (000)
----------------------------------                                           ---
Broadcasting, Advertising & Publishing - 2.74%
Time Warner Inc. 7.45% 1998                                            $  10,000        10,057
Time Warner Inc., Pass-Through Asset Trust, 1997-2, 4.90%
 1999 (1) (5)                                                             10,000         9,744
Time Warner Inc., Pass-Through Asset Trust, 1997-1, 6.10%
 2001 (1)(5)                                                              12,000        11,721
Time Warner Inc. 7.75% 2005                                                5,000         5,259
Time Warner Inc. 10.15% 2012                                               7,000         8,866
Time Warner Inc. 9.125% 2013                                              20,000        23,272      .36
International CableTel Inc. 0%/10.875% 2003 (6)                           20,075        17,867
International CableTel Inc. 0%/12.75% 2005 (6)                            22,000        17,160
NTL Inc., Series B, 10.00% 2007                                           10,000        10,275      .24
Chancellor Broadcasting Co. 9.375% 2004                                   28,000        29,330
Chancellor Broadcasting Co. 8.75% 2007                                     9,500         9,761      .20
Bell Cablemedia PLC 0%/11.95% 2004 (6)                                    39,750        35,974      .19
Videotron Holdings PLC 0%/11.125% 2004 (6)                                37,500        34,453      .18
TKR Cable I, Inc. 10.50% 2007                                             30,000        33,259      .18
Comcast Cable Communications, Inc. 8.125% 2004 (1)                         5,000         5,387
Comcast Cable Communications, Inc. 8.375% 2007 (1)                        17,000        18,753
Comcast Cable Communications, Inc. 8.875% 2017 (1)                         3,000         3,489      .15
TeleWest PLC 9.625% 2006                                                   5,000         5,275
TeleWest PLC 0%/11.00% 2007 (6)                                           24,500        18,253      .13
American Media Operations, Inc. 11.625% 2004                              16,000        17,600      .09
Viacom International Inc. 9.125% 1999                                      4,000         4,095
Viacom International Inc. 10.25% 2001                                      9,500        10,403      .08
Tele-Communications, Inc. 10.125% 2001                                     5,000         5,553
Tele-Communications, Inc. 9.25% 2023                                       8,000         8,606      .08
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (6)                         18,500        14,153      .08
Comcast Corp. 10.25% 2001                                                 12,600        13,923      .07
News America Holdings Inc. 10.125% 2012                                    5,000         5,957
News America Holdings Inc. 7.43% 2026                                      7,500         7,868      .07
Radio One, Inc. 12.00% 2004 (1)                                           13,750        12,839      .07
American Radio Systems Corp. 9.75% 2005                                    5,500         5,995
American Radio Systems Corp. 9.00% 2006                                    6,500         6,792      .07
Grupo Televisa, SA, Series A, 11.375% 2003                                 3,750         4,177
Grupo Televisa, SA 11.875% 2006                                            2,500         2,888
Grupo Televisa, SA 0%/13.25% 2008 (6)                                      7,250         5,320      .07
Cablevision Systems Corp. 9.875% 2013                                     11,500        12,132      .06
Sun Media Corp. 9.50% 2007 (1)                                             9,500         9,761
Sun Media Corp. 9.50% 2007 (1)                                               500           516      .05
Multicanal Participacoes SA, Series B, 12.625% 2004                        8,750         9,986      .05
STC Broadcasting, Inc. 11.00% 2007 (1)                                     7,500         8,119      .04
RBS Participacoes SA, 11.00% 2007 (1)                                      7,250         7,649      .04
Summit Communications Group, Inc. 10.50% 2005                              6,655         7,204      .04
TV Azteca SA de CV 10.125% 2004                                            5,545         5,864      .03
Young Broadcasting Inc. 11.75% 2004                                        1,000         1,123
Young Broadcasting Inc. 10.125% 2005                                       3,750         3,984      .03
Century Communications Corp. 9.75% 2002                                    4,500         4,747      .03
Rogers Communications Inc. 10.875% 2004                                    3,500         3,666      .02
Adelphia Communications Corp. 10.50% 2004 (1)                              3,000         3,191      .02
Continental Cablevision, Inc. 8.50% 2001                                   2,000         2,147      .01
Heartland Wireless Communications, Inc. 13.00% 2003                        3,000           990      .01
                                                                                      --------    -----
                                                                                       515,403     2.74
                                                                                      --------    -----

Telecommunications - 1.72%
MFS Communications Co., Inc. 9.375% 2004                                  56,915        61,841
MFS Communications Co., Inc. 8.875% 2006                                  19,555        21,324      .44
Orion Network Systems, Inc. 11.25% 2007                                   61,500        64,575      .34
TCI Communications, Inc. 9.875% 1998                                       7,100         7,264
TCI Communications, Inc. 8.00% 2005                                        5,000         5,254
TCI Communications, Inc. 9.80% 2012                                       12,500        15,063
TCI Communications, Inc. 8.75% 2015                                        6,500         7,202
TCI Communications, Inc. 8.75% 2023                                        8,000         8,278      .23
Omnipoint Corp. 11.625% 2006                                              35,800        34,636      .18
U S WEST Capital Funding, Inc. 6.85% 2002                                  7,000         7,131
U S WEST Capital Funding, Inc. 6.95% 2037                                 19,500        20,127      .15
Mobile Telecommunication Technologies Corp. 13.50% 2002                   19,875        21,664      .12
Qwest Communications International Inc. 10.875% 2007 (1)                  12,000        13,320      .07
Comtel Brasileira Ltda. 10.75% 2004 (1)                                    9,200         9,959      .05
Teleport Communications Group Inc. 9.875% 2006                             7,500         8,194      .04
Globalstar, LP 11.375% 2004 (1)                                            5,500         5,253      .03
Iridium LLC Units 13.00% 2005 (1)                                          4,000         4,040      .02
COLT Telecom Group PLC Units 0%/12.00% 2006 (6)                            5,000         3,325      .02
Telecom Argentina STET-France Telecom SA 12.00% 2002                       2,500         2,965      .02
Brooks Fiber Properties, Inc. 0%/10.875% 2006 (6)                          3,500         2,590      .01
                                                                                      --------    -----
                                                                                       324,005     1.72
                                                                                      --------    -----


Wireless Communications - 1.61%
NEXTEL Communications, Inc. 0%/11.50% 2003 (6)                            18,000        16,560
NEXTEL Communications, Inc. 0%/9.75% 2004 (6)                             22,000        18,040
NEXTEL Communications, Inc. 0%/10.125% 2004 (formerly
 CenCall Communications Corp.) (6)                                        35,000        29,575
NEXTEL Communications, Inc. 0%/12.25% 2004 (formerly Dial
 Call Communications Corp.) (6)                                           12,000        10,500      .41
Comcast Cellular Corp. 9.50% 2007 (1)                                     37,000        38,573      .20
PriCellular Wireless Corp. 0%/14.00% 2001 (6)                             12,000        12,930
PriCellular Wireless Corp. 0%/12.25% 2003 (6)                             14,550        14,077
PriCellular Wireless Corp. 10.75% 2004                                     7,500         7,950      .18
Centennial Cellular Corp. 8.875% 2001                                     26,000        26,260
Centennial Cellular Corp. 10.125% 2005                                     3,000         3,195      .16
Comunicacion Celular SA 0%/13.125% 2003 (6)                               31,000        23,715      .13
Cellular Communications International, Inc.,
 units consisting of notes and warrants, 0% 2000                          24,500        18,988
Cellular Communications International, Inc. 0% 2000                        1,000           768      .10
Cellular, Inc. 0%/11.75% 2003 (6)                                         18,000        17,415      .09
McCaw International, Ltd. Units 0%/13.00% 2007 (1) (6)                    31,500        17,325      .09
Cellular Communications of Puerto Rico, Inc. 10.00% 2007 (1)              14,000        14,210      .07
InterCel, Inc. 0%/12.00% 2006 (6)                                          6,000         3,930
InterCel, Inc. 11.125% 2007 (1)                                            6,250         6,438      .05
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006              6,000         6,735      .04
Geotek Communications, Inc., Series B, 0%/15.00% 2005 (6)                  8,000         5,000      .03
Commnet Cellular Inc. 11.25% 2005                                          3,000         3,457      .02
Rogers Cantel Inc. 9.375% 2008                                             3,000         3,255      .02
Vanguard Cellular Systems, Inc. 9.375% 2006                                3,000         3,120      .02
                                                                                      --------    -----
                                                                                       302,016     1.61
                                                                                      --------    -----


Transportation - 1.32%
USAir, Inc., Series 1993-A1, 8.625% 1998                                   5,000         5,069
USAir, Inc. 9.625% 2001                                                   19,679        20,466
USAir, Inc. 10.00% 2003                                                    8,250         8,498
USAir, Inc., enhanced equipment notes, Class C, 8.93%
 2008                                                                      7,697         8,656
USAir, Inc., pass-through trust, Series 1993-A3, 10.375%
 2013 (5)                                                                 19,495        21,639      .34
Jet Equipment Trust, Series 1994-A, Class B1, 10.91%
 2006 (1)                                                                  6,806         8,019
Jet Equipment Trust, Series 1995-B, Certificates,
 10.91% 2014 (1)                                                           4,750         5,980
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 2015 (1)                                                                 13,907        14,702
Jet Equipment Trust, Series 1995-A, Class B, 8.64%
 2015 (1)                                                                 14,430        16,205
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                                  5,500         6,633
Jet Equipment Trust, Series 1995-A, Class C, 10.69%
 2015 (1)                                                                  5,000         6,408      .31
Continental Airlines, Inc. 9.50% 2001                                     16,750        17,839
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 (5)                                             8,824         8,930
Continental Airlines, Inc., pass-through certificates,
 Series 1996-C, 9.50% 2015 (5)                                            12,745        14,773      .22
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class B, 6.780% 2019 (5)(7)                                     7,105         7,132
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15% 2019 (5)                                        15,000        15,870
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class D, 10.875% 2019 (5)                                       4,300         5,031      .15
United Air Lines, Inc. 9.00% 2003                                          8,000         8,948
United Air Lines, Inc., pass-through certificates,
 Series 1996-A2, 7.87% 2019 (5)                                            5,000         5,140      .07
Delta Air Lines, Inc. 9.875% 1998                                          6,750         6,854
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (5)                                            5,000         5,839      .07
Northwest Airlines, Inc. 8.375% 2004                                       3,000         3,103
Northwest Airlines, Inc. 8.70% 2007                                        3,000         3,136
NWA Trust No. 2, Class D, 13.875% 2008                                     5,000         5,975      .07
Teekay Shipping Corp. 8.32% 2008                                          10,820        10,982      .06
MC-Cuernavaca Trust 9.25% 2001 (1)                                         6,721         6,385      .03
                                                                                      --------    -----
                                                                                       248,212     1.32
                                                                                      --------    -----



Energy Sources and Energy Equipment & Services - 1.30%
California Energy Co., Inc. 9.875% 2003                                    5,000         5,459
California Energy Co., Inc. 10.25% 2004                                   47,300        51,542      .30
Oryx Energy Co. 9.50% 1999                                                20,500        21,665
Oryx Energy Co. 8.375% 2004                                               12,500        13,367
Oryx Energy Co. 8.125% 2005                                                3,500         3,683      .21
J. Ray McDermott, SA 9.375% 2006                                          18,500        19,286      .10
Cliffs Drilling Co., Series B,  10.25% 2003                               14,250        15,532      .08
Global Marine, Inc. 12.75% 1999                                           13,500        14,175      .07
Falcon Drilling Co., Inc., Series B, 9.75% 2001                            6,000         6,345
Falcon Drilling Co., Inc., Series B, 8.875% 2003                           7,000         7,438      .07
Ocean Energy, Inc. 8.875% 2007 (1)                                        11,250        11,503      .06
Petro Stopping Centers, LP 10.50% 2007 (1)                                10,500        10,946      .06
Mariner Energy, Inc. 10.50% 2006                                           8,250         8,621      .05
OXYMAR 7.50% 2016 (1)                                                      8,000         8,040      .04
Forcenergy Inc 9.50% 2006                                                  7,400         7,751      .04
Lomak Petroleum, Inc. 8.75% 2007                                           7,000         7,000      .04
Mesa Operating Co. 10.625% 2006                                            6,000         6,885      .04
Kelley Oil & Gas Corp. 10.375% 2006                                        6,000         6,315      .03
Parker & Parsley Petroleum Co. 8.25% 2007                                  5,000         5,485      .03
Dual Drilling Co. 9.875% 2004                                              3,500         3,771      .02
Abraxas Petroleum Corp. 11.50% 2004                                        3,000         3,285      .02
Petrozuata Finance Inc. 7.63% 2009 (1)                                     3,000         3,130      .02
Petroleo Brasileiro SA-PETROBRAS 10.40% Eurobonds 1998 (7)                 2,500         2,569      .01
Chesapeake Energy Corp. 10.50% 2002                                          900           958      .01
                                                                                      --------    -----
                                                                                       244,751     1.30
                                                                                      --------    -----


Business & Public Services - 1.07%
Integrated Health Services, Inc. 10.75% 2006 (1)                          16,900        18,294
Integrated Health Services, Inc. 9.50% 2007 (1)                            9,250         9,805      .15
Paracelsus Healthcare Corp. 10.00% 2006                                   27,000        27,270      .14
Federal Express Corp., Series B, 10.00% 1998                               4,000         4,165
Federal Express Corp. 9.875% 2002                                          7,000         7,944
Federal Express Corp., pass-through
 certificates, Series 1994-A310, Class A1, 7.53% 2006 (5)                 11,439        11,851      .12
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 (6)                                                      18,000        19,710      .10
Vencor, Inc. 8.625% 2007 (1)                                              19,250        19,683      .10
Sun Healthcare Group, Inc. 9.50% 2007 (1)                                 19,000        19,570      .10
Allied Waste North America, Inc. 10.25% 2006 (1)                          17,000        18,615      .10
Mariner Health Group, Inc. 9.50% 2006                                     12,750        13,451      .07
Borg-Warner Security Corp. 9.625% 2007 (1)                                 9,000         9,315      .05
Regency Health Services, Inc. 12.25% 2003                                  6,750         7,661      .04
Merit Behavioral Care Corp. 11.50% 2005                                    6,750         7,425      .04
Tenet Healthcare Corp. 8.00% 2005                                          7,000         7,245      .04
Unison Health 13.00% 2006 (1)                                              4,000         3,380      .02
                                                                                      --------    -----
                                                                                       205,384     1.07
                                                                                      --------    -----

Banking & Insurance - 0.74%
Capital One Capital I 7.15% 2006                                          10,000        10,186
Capital One Capital I 7.409% 2027 (1)(7)                                  13,500        12,879      .12
First Nationwide Holdings Inc. 10.625% 2003                                9,250        10,244
First Nationwide Holdings Inc. 12.50% 2003                                 9,500        10,806      .11
Chase Capital II Global Floating Rate Capital 6.359% 2027 (7)             15,000        14,670      .08
Aetna Services, Inc. 6.97% 2036                                           12,000        12,526      .07
BTC Capital Trust I 6.531% 2026 (7)                                       12,500        12,444      .07
Integon Capital I 10.75% 2027                                              9,000        11,002      .06
Riggs Capital Trust II 8.875% 2027                                        10,000        10,705      .06
Advanta Corp. 6.60% 2000                                                   4,000         3,953
Advanta National Bank 6.45% 2000                                           5,000         4,897      .05
Midland American Capital Corp. 12.75% 2003                                 6,000         6,479      .03
First Union Corp. 6.824%/7.574% 2026 (6)                                   5,000         5,156      .03
Dime Bancorp, Inc. 10.50% 2005                                             4,000         4,350      .02
Chevy Chase Savings Bank, FSB 9.25% 2005                                   4,000         4,030      .02
Coast Federal Bank 13.00% 2002                                             3,500         3,789      .02
Banco General SA 7.70% 2002 (1)                                              500           502      .00
                                                                                      --------    -----
                                                                                       138,618      .74
                                                                                      --------    -----

Leisure & Tourism - 0.60%
Rio Hotel & Casino, Inc. 10.625% 2005                                      2,000         2,180
Rio Hotel & Casino, Inc. 9.50% 2007                                       19,750        20,738      .12
Station Casinos, Inc., Series A, 9.625% 2003                              11,150        10,983
Station Casinos, Inc., Series B, 9.625% 2003                              10,500        10,395      .11
HMH Properties, Inc. 8.875% 2007 (1)                                      19,000        19,712      .10
Boyd Gaming Corp. 9.25% 2003                                              12,000        12,390
Boyd Gaming Corp. 9.50% 2007 (1)                                           3,000         3,030      .09
Foodmaker, Inc. 9.25% 1999                                                 5,000         5,125
Foodmaker, Inc. 9.75% 2002                                                 9,300         9,579      .08
KSL Recreation Group Inc. 10.25% 2007 (1)                                  9,000         9,540      .05
Mirage Resorts, Inc. 7.25% 2006                                            5,000         5,099      .03
California Hotel Finance Corp. 11.00% 2002                                 4,000         4,240      .02
                                                                                      --------    -----
                                                                                       113,011      .60
                                                                                      --------    -----

Utilities: Electric & Gas - 0.50%
Long Island Lighting Co. 7.30% 1999                                       18,990        19,295
Long Island Lighting Co. 7.50% 2007                                       15,000        15,452
Long Island Lighting Co. 7.90% 2008                                       20,000        20,507
Long Island Lighting Co. 8.90% 2019                                        5,000         5,410
Long Island Lighting Co. 9.00% 2022                                       17,000        19,199      .41
Colorado Interstate Gas Co. 6.85% 2037                                     5,000         5,132      .03
Bridas Corp. 12.50% 1999                                                   4,500         5,012      .03
SFP Pipeline Holdings, Inc. 11.16% 2010                                    3,000         3,769      .02
CMS Energy Corp., Series A, 9.50% 1997                                     3,000         3,045      .02
                                                                                      --------    -----
                                                                                        96,821      .51
                                                                                      --------    -----

Forest Products & Paper - 0.51%
Container Corp. of America, Series B, 10.75% 2002                          1,000         1,109
Container Corp. of America 9.75% 2003                                     44,550        48,114
Container Corp. of America, Series A, 11.25% 2004                         14,000        15,523      .34
Copamex Industrias, SA de CV 11.375% 2004 (1)                             16,200        18,023      .10
Grupo Industrial Durango, SA de CV 12.00% 2001                             6,000         6,675
Grupo Industrial Durango, SA de CV 12.625% 2003                            3,500         4,016      .06
Pacific Lumber Co. 10.50% 2003                                             1,500         1,564      .01
                                                                                      --------    -----
                                                                                        95,024      .51
                                                                                      --------    -----

Metals: Steel & Nonferrous - 0.47%
Kaiser Aluminum & Chemical Corp. 9.875% 2002                               9,000         9,360
Kaiser Aluminum & Chemical Corp. 12.75% 2003                               8,000         8,720
Kaiser Aluminum & Chemical Corp., Series B, 10.875% 2006                  23,000        24,898
Kaiser Aluminum & Chemical Corp. 10.875% 2006                              6,500         7,053      .27
Acme Metals Inc. 12.50% 2002                                               3,000         3,300
Acme Metals Inc. 0%/13.50% 2004 (6)                                       10,500        11,865      .08
Inco Ltd. 9.875% 2019                                                      6,500         7,043
Inco Ltd. 9.60% 2022                                                       2,625         2,998      .05
Altos Hornos de Mexico 11.375% 2002 (1)                                    3,000         3,218
Altos Hornos de Mexico 11.875% 2004 (1)                                    2,000         2,180      .03
UCAR Global Enterprises Inc. 12.00% 2005                                   4,250         4,861      .02
AK Steel Corp. 10.75% 2004                                                 2,750         2,997      .02
                                                                                      --------    -----
                                                                                        88,493      .47
                                                                                      --------    -----


General Retailing & Merchandising - 0.38%
Barnes & Noble, Inc., Series B, 11.875% 2003                              22,500        24,356      .13
Woolworth Corp., Series A, 7.00% 2002                                      7,800         7,892
Woolworth Corp. 8.50% 2022                                                 4,000         4,454      .07
LifeStyle Furnishings International Ltd. 10.875% 2006                     11,025        12,293      .07
May Department Stores Co. 8.375% 2024                                     10,000        10,904      .06
Dayton Hudson Corp. 9.50% 2015                                             5,000         6,153      .03
Loehmann's, Inc. 11.875% 2003                                              2,500         2,500      .01
AnnTaylor, Inc. 8.75% 2000                                                 2,250         2,267      .01
                                                                                      --------    -----
                                                                                        70,819      .38
                                                                                      --------    -----


Food Retailing, Food Products & Beverages - 0.38%
Canandaigua Wine Co., Inc. 8.75% 2003                                     17,500        17,675
Canandaigua Wine Co., Inc., Series C, 8.75% 2003                           3,500         3,544      .11
Stater Brothers Holdings Inc. 11.00% 2001                                 16,000        17,640      .09
Bruno's, Inc. 10.50% 2005                                                 11,000        11,234      .06
Dr Pepper Bottling Co. of Texas 10.25% 2000                                6,500         6,727      .04
Carr-Gottstein Foods Co. 12.00% 2005                                       5,000         5,575      .03
Allied Supermarkets Inc. (Vons) 6.625% 1998                                4,465         4,432      .03
Quality Food Centers, Inc. 8.70% 2007 (1)                                  2,000         2,060      .01
Star Markets Co., Inc. 13.00% 2004                                         1,500         1,710      .01
                                                                                      --------    -----
                                                                                        70,597      .38
                                                                                      --------    -----

Real Estate - 0.33%
B.F. Saul Real Estate Investment Trust 11.625% 2002                       23,000        24,610      .13
ERP Operating LP 7.95% 2002                                                3,750         3,948
ERP Operating LP 7.57% 2026                                                7,500         7,972      .07
Irvine Co., Series A, 7.46% 2006 (1)(3)                                   10,000         9,962      .05
Beverly Finance Corp. 8.36% 2004 (1)                                       5,000         5,344      .03
Shopping Center Associates 6.75% 2004 (1)                                  5,000         5,006      .03
Security Capital Industrial Trust 7.95% 2008                               4,000         4,305      .02
                                                                                      --------    -----
                                                                                        61,147      .33
                                                                                      --------    -----

Chemicals - 0.32%
Millennium America Inc. 7.00% 2006                                        16,000        16,092      .09
Polymer Group, Inc. 9.00% 2007 (1)                                        12,500        12,875      .07
Sterling Chemicals Holdings, Inc. 11.75% 2006                              7,750         8,467
Sterling Chemicals Holdings, Inc. 0%/13.50% 2008 (6)                       4,000         2,740      .06
Texas Petrochemicals Corp. 11.125% 2006                                   10,500        11,182      .06
Huntsman Co. 9.094% 2007 (1) (7)                                           8,000         8,280      .04
                                                                                      --------    -----
                                                                                        59,636      .32
                                                                                      --------    -----


Data Processing & Reproduction - 0.18%
Digital Equipment Corp. 8.625% 2012                                       16,000        16,853      .09
Unisys Corp. 12.00% 2003                                                  12,000        13,260
Unisys Corp. 11.75% 2004                                                   2,000         2,205      .08
Apple Computer, Inc. 6.50% 2004                                            2,920         2,438      .01
                                                                                      --------    -----
                                                                                        34,756      .18
                                                                                      --------    -----


Recreation, Other Consumer Products - 0.17%
Mattel, Inc. 10.125% 2002                                                 18,700        19,448      .10
AMF Group Inc. 0%/12.25% 2006 (6)                                         10,000         7,225
AMF Group Inc. 10.875% 2006                                                5,000         5,463      .07
                                                                                      --------    -----
                                                                                        32,136      .17
                                                                                      --------    -----


Financial Services - 0.17%
Ford Capital BV 10.125% 2000                                               5,500         6,116      .03
Caterpillar Inc. 8.01% 2002                                                5,000         5,326      .03
Wilshire Financial Services Group Inc. 13.00% 2004                         5,000         5,062      .03
DVI, Inc. 9.875% 2004                                                      5,000         5,025      .03
General Electric Capital Corp. 8.875% 2009                                 4,000         4,748      .02
General Motors Acceptance Corp. 7.00% 2000                                 3,000         3,059      .02
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (1)                          2,250         2,244      .01
                                                                                      --------    -----
                                                                                        31,580      .17
                                                                                      --------    -----


Electronic Components - 0.16%
Hyundai Semiconductor America, Inc. 8.25% 2004 (1)                         5,000         5,191
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                       22,500        23,715      .16
                                                                                      --------    -----
                                                                                        28,906      .16
                                                                                      --------    -----

Health & Personal Care - 0.09%
Allegiance Corp. 7.00% 2026                                                9,000         9,218      .05
Revlon Worldwide Corp. 0% 2001 (1)                                        11,450         8,187      .04
                                                                                      --------    -----
                                                                                        17,405      .09
                                                                                      --------    -----


Construction & Building Materials - 0.09%
M.D.C. Holdings, Inc. 11.125% 2003                                         9,050         9,887      .06
Nortek, Inc. 9.25% 2007                                                    3,825         3,873      .02
Johns Manville International Group 10.875% 2004                            2,000         2,242      .01
                                                                                      --------    -----
                                                                                        16,002      .09
                                                                                      --------    -----

Aerospace, Automotive Parts and Machinery - 0.05%
Newport News Shipbuilding Inc. 9.25% 2006                                  9,000         9,450      .05
                                                                                      --------    -----


Appliances & Household Durables - 0.04%
Philips Electronics NV 7.20% 2026                                          6,000         6,223      .03
The Knoll Group, Inc. 10.875% 2006                                           649           719      .01
                                                                                      --------    -----
                                                                                         6,942      .04
                                                                                      --------    -----



Miscellaneous - 0.72%
Freeport McMoRan Copper & Gold Inc. 7.50% 2006                            10,000        10,258
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                            16,000        16,196      .14
Pan Pacific Industrial Investments PLC 0% 2007 (1)                        33,500        15,955      .09
Anchor Glass Container Corp. 11.25% 2005 (1)                              12,750        13,674      .07
Hutchison Whampoa Finance Ltd. 6.988% 2037 (1)                            12,500        12,690      .07
Owens-Illinois, Inc. 7.85% 2004                                            6,000         6,252
Owens-Illinois, Inc. 8.10% 2007                                            5,750         6,061      .06
Newsquest Capital PLC, Series B, 11.00% 2006                               2,000         2,185
Newsquest Capital PLC 11.00% 2006                                          8,500         9,286      .06
Reliance Industries Ltd. 8.25% 2027 (1)                                   10,000        10,438      .06
Consumers International Inc. 10.25% 2005 (1)                               7,000         7,560      .04
Printpack, Inc. 10.625% 2006                                               7,000         7,542      .04
Innova, S. de R.L. 12.875% 2007 (1)                                        5,000         5,300      .03
U.S. Can Corp. 10.125% 2006                                                4,000         4,220      .02
WestPoint Stevens Inc. 8.75% 2001                                          4,000         4,150      .02
Tenneco Inc. 8.075% 2002                                                   2,000         2,142      .01
DGS International Finance Co. BV 10.00% 2007 (1)                           1,250         1,298      .01
                                                                                      --------    -----
                                                                                       135,207      .72
                                                                                      --------    -----


Collateralized Mortgage/Asset-Backed Obligations (5)
 (excluding those issued by federal agencies) - 1.53%
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-B1, Class A-2, 7.075% 2010                     15,000        15,140
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-D1, Class A-2, 6.381% 2011                     25,700        25,746
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-D1, Class A-4, 6.776% 2016                      8,000         8,060
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1995-B1, Class A-3, 6.75% 2017                      10,965        11,054      .32
Collateralized Mortgage Obligation Trust, Series 63,
 Class Z, 9.00% 2020                                                      53,811        58,923      .31
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1994-A, 6.90% 2004                                                 4,123         4,141
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1995-A, 7.25% 2005                                                 2,437         2,446
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1993-2, Class B,
 8.00% 2018                                                               14,000        14,757
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-1, Class A-3,
 7.95% 2025                                                                4,834         4,867
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9, Class A-5,
 6.80% 2027                                                                4,000         4,074
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1996-10, Class A-6,
 7.30% 2028                                                                3,000         3,064      .18
Resolution Trust Corp., Series 1992-CHF, Class E,
 8.25% 2020                                                               10,666        10,769
Resolution Trust Corp., Series 1993-C1, Class D,
 9.45% 2024                                                                6,143         6,203
Resolution Trust Corp., Series 1993-C1, Class E,
 9.50% 2024                                                                1,147         1,155
Resolution Trust Corp., Series 1993-C2, Class C,
 8.00% 2025                                                                3,000         3,034
Resolution Trust Corp., Series 1993-C2, Class D,
 8.50% 2025                                                                3,290         3,335
Resolution Trust Corp., Series 1993-C2, Class E,
 8.50% 2025                                                                  134           134      .14
FIRSTPLUS Home Loan Owner Trust 1996-4, Class A-2, 6.14% 2006             10,240        10,234
FIRSTPLUS Home Loan Owner Trust 1996-4, Class A-3, 6.28% 2009              4,000         3,998
FIRSTPLUS Home Loan Owner Trust 1997-1 Class A-6, 6.95% 2015              10,000        10,138      .12
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1992-B, Class A2,
 8.05% 2012                                                                   62            62
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.383% 2021 (7)                                               15,911        16,216
Merrill Lynch Mortgage Investors, Inc., mortgage pass-through
 certificates, Series 1996-C2, Class A-1, 6.69% 2028                       3,161         3,196      .10
Residential Reinsurance Ltd., Class A-2, 11.44% (1) (7)                   13,750        13,839      .07
Aames Capital Corp., home-equity loan pass-through certificates,
 Series 1996-D, Class A-1B, 6.34% 2012                                     5,000         5,003
Aames Capital Corp., home-equity loan pass-through certificates,
 Series 1996-D, Class A-1E, 6.87% 2024                                     7,000         7,017      .07
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,
 7.25% 2024                                                                9,910         9,984      .05
The Money Store Inc., home-equity loan pass-through certificates,
 Series 1996-C, Class A-3, 7.07% 2016                                      8,000         8,125      .04
GE Capital Mortgage Services, Inc., Series 1994-9, Class
 A9, 6.50% 2024                                                            6,034         5,471      .03
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008                    5,000         5,228      .03
Banco Nacional de Mexico, SA 0% 2002 (1)                                   6,435         5,196      .03
CSFB Finance Co. Ltd., Series 1995-A, 5.00%/10.00% 2005 (1)(6)             5,000         5,064      .03
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-37, Class A6, 7.00% 2022                                      2,969         2,964      .01
                                                                                      --------    -----
                                                                                       288,637     1.53
                                                                                      --------    -----


Federal Agency Obligations: Mortgage Pass-Throughs (5)
  - 2.20%
Government National Mortgage Assn. 5.00% 2026 (7)                          6,961         6,980
Government National Mortgage Assn. 6.00% 2023                              2,834         2,710
Government National Mortgage Assn. 6.00% 2025 (7)                          3,750         3,821
Government National Mortgage Assn. 6.50% 2024-2026                        15,293        15,029
Government National Mortgage Assn. 6.875% 2022 (7)                        10,769        11,076
Government National Mortgage Assn. 7.00% 2008-2027                        25,476        25,611
Government National Mortgage Assn. 7.00% 2023-2024 (7)                    69,808        71,318
Government National Mortgage Assn. 7.125% 2023 (7)                        10,608        10,858
Government National Mortgage Assn. 7.375% 2022-2024 (7)                   11,202        11,531
Government National Mortgage Assn. 7.50% 2017-2026                        31,416        32,129
Government National Mortgage Assn. 8.00% 2017                              5,590         5,857
Government National Mortgage Assn. 8.50% 2017-2026                        31,943        33,534
Government National Mortgage Assn. 9.00% 2008-2025                        11,577        12,425
Government National Mortgage Assn. 9.50% 2009-2021                        16,293        17,694
Government National Mortgage Assn. 10.00% 2016-2019                        1,329         1,474
Government National Mortgage Assn. 10.50% 2018-2019                          201           226
Government National Mortgage Assn. 11.00% 2015                                95           108     1.39
Federal National Mortgage Assn. 6.074% 2028 (7)                           10,954        10,882
Federal National Mortgage Assn. 7.50% 2007-2023                           23,170        23,708
Federal National Mortgage Assn. 8.00% 2009-2024                           10,194        10,585
Federal National Mortgage Assn. 8.50% 2014-2025                           14,700        15,336
Federal National Mortgage Assn. 9.00% 2008-2025                            9,706        10,348
Federal National Mortgage Assn. 9.50% 2022                                 9,190         9,917
Federal National Mortgage Assn. 10.00% 2005-2025                          28,181        30,876      .60
Federal Home Loan Mortgage Corp. 8.00% 2025                                7,979         8,241
Federal Home Loan Mortgage Corp. 8.50% 2008-2020                          20,160        21,039
Federal Home Loan Mortgage Corp. 9.00% 2007-2021                          10,686        11,297
Federal Home Loan Mortgage Corp. 10.00% 2019                                 123           134
Federal Home Loan Mortgage Corp. 11.50% 2000                                  12            13      .21
                                                                                      --------    -----
                                                                                       414,757     2.20
                                                                                      --------    -----


Federal Agency Obligations: Collateralized Mortgage
 Obligations - 0.12% (5)
Federal National Mortgage Assn., Series 1996-4,
 Class ZA, 6.50% 2022                                                      5,807         5,490
Federal National Mortgage Assn., Series 1991-78,
 Class PK, 8.50% 2020                                                      8,278         8,648      .08
Federal Home Loan Mortgage Corp., Series 1673, Class SA,
 5.03% 2024 (8)                                                            6,000         3,626
Federal Home Loan Mortgage Corp., Series 178,
 Class Z, 9.25% 2021                                                       4,104         4,425      .04
                                                                                      --------    -----
                                                                                        22,189      .12
                                                                                      --------    -----


Other Federal Agency Obligations - 0.44%
Federal Home Loan Mortgage Corp. 5.74% 2003                                5,000         4,836
Federal Home Loan Mortgage Corp. 6.39% 2003                                7,750         7,651
Federal Home Loan Mortgage Corp. 6.44% 2003                                3,000         2,958
Federal Home Loan Mortgage Corp. 6.50% 2003                                5,000         4,952
Federal Home Loan Mortgage Corp. 6.59% 2003                                6,000         5,954
Federal Home Loan Mortgage Corp. 6.19% 2004                               12,750        12,429
Federal Home Loan Mortgage Corp. 6.27% 2004                                5,635         5,534      .24
Federal Home Loan Banks 6.41% 2003                                        10,000         9,863
Federal Home Loan Banks 6.16% 2004                                        13,000        12,683
Federal Home Loan Banks 6.27% 2004                                         6,000         5,888      .15
FNSM Principal STRIPS 0%/8.62% 2022 (6)                                   10,000         9,627      .05
                                                                                      --------    -----
                                                                                        82,375      .44
                                                                                      --------    -----


Governments and Governmental Authorities
(excluding U.S. government) - 0.70%
Argentina (Republic of), Series L, 6.75% Eurobonds 2005 (7)               22,101        21,041
Argentina (Republic of) 11.00% 2006                                       45,750        52,613
Argentina (Republic of) 11.375% 2017                                      11,750        13,968      .47
United Mexican States 7.875% 2001 (1)(7)                                   8,000         8,006
United Mexican States Units, Series A, 6.25% Eurobonds 2019                1,000           827
United Mexican States, Series C, 6.82% 2019 (7)                            1,000           948
United Mexican States, Series C, 0% 2003 (3)                               1,538             0
United Mexican States, Series A, 0% 2003 (3)                               1,000             0
United Mexican States 11.375% 2016                                         9,000        10,742      .11
Venezuela (Republic of) 6.75% 2007 (7)                                    10,000         9,330      .04
Brazil (Republic of) Debt Conversion Bond 6.938% 2012 (7)                  6,000         5,028      .03
Philippine Front-Loaded Interest Reduction
 Bond, Series B, 5.00% 2008 (7)                                            5,000         4,710      .03
Ontario (Province of) 7.75% 2002                                           2,500         2,662      .01
Ecuador (Republic of) Past Due Interest Bonds 6.438% 2015 (7)                538           386
Ecuador (Republic of) Past Due Interest Bonds 6.438% 2025 (7)              1,500         1,185      .01
                                                                                      --------    -----
                                                                                       131,446      .70
                                                                                      --------    -----


Floating Rate Eurodollar Notes (Undated) (7) - 0.19%
Standard Chartered Bank 6.00%                                             15,000        13,060      .07
Bank of Nova Scotia 5.75%                                                 10,000         8,963      .05
Canadian Imperial Bank of Commerce 5.688%                                 10,000         8,937      .05
Midland Bank PLC 6.125%                                                    5,000         4,546      .02
                                                                                      --------    -----
                                                                                        35,506      .19
                                                                                      --------    -----


U.S. Treasury Obligations - 5.55%
5.625% August 1997                                                        50,000        49,985      .26
8.625% August 1997                                                        50,000        50,055      .27
5.50% September 1997                                                      50,000        50,000      .27
5.75% October 1997                                                        50,000        50,024      .27
8.75% October 1997                                                        25,000        25,160      .13
6.00% November 1997                                                       50,000        50,078      .27
7.875% January 1998                                                       50,000        50,524      .27
9.25% August 1998                                                         10,000        10,361      .06
8.875% February 1999                                                      42,000        43,956      .23
9.125% May 1999                                                           10,000        10,570      .06
5.875% November 1999                                                      10,000        10,027      .05
8.75% August 2000                                                         22,500        24,321      .13
8.50% November 2000                                                       20,000        21,591      .11
7.75% February 2001                                                       68,000        72,154      .38
3.626% July 2002 (9)                                                      10,000        10,010      .05
11.625% November 2002                                                     38,000        47,797      .25
10.75% February 2003                                                      19,500        23,878      .13
7.25% May 2004                                                           120,000       128,513      .68
11.625% November 2004                                                     40,500        53,751      .29
6.50% May 2005                                                            30,000        30,891      .16
10.75% August 2005                                                         9,000        11,661      .06
3.412% January 2007 (9)                                                    7,000         6,938      .04
8.875% August 2017                                                        55,000        70,520      .37
7.125% February 2023                                                      65,250        71,367      .38
6.50% November 2026                                                       70,000        71,553      .38
                                                                                      --------    -----
                                                                                     1,045,685     5.55
                                                                                      --------    -----


TOTAL BONDS & NOTES (cost: $4,739,859,000)                                           4,966,916    26.40
                                                                                      --------    -----



----------------------------------                                           ---           ---      ---
                                                                       Principal        Market  Percent
Short-Term Securities                                                     Amount         Value   of Net
                                                                           (000)         (000)   Assets
----------------------------------                                           ---           ---      ---
Corporate Short-Term Notes - 8.96%
Ameritech Corp. 5.47% due 10/23-10/29/97                                  40,775        40,218
Ameritech Corp. 5.47%-5.53% due 9/22-10/24/97 (1)                         64,300        63,694      .55
PepsiCo, Inc. 5.45%-5.52% due 8/8-9/19/97                                 89,250        88,820      .47
J.C. Penney Funding Corp. 5.48%-5.54% due 8/8-10/8/97 (1)                 88,500        87,844      .47
Coca-Cola Co. 5.50%-5.52% due 8/6-8/29/97                                 83,400        83,151      .44
Sara Lee Corp. 5.48%-5.49% due 9/24-9/25/97                               82,000        81,302      .43
Procter & Gamble Co. 5.45%-5.52% due 8/25-10/20/97                        78,100        77,540      .41
Monsanto Co. 5.47%-5.48% due 8/18-10/9/97                                 54,200        53,829
Monsanto Co. 5.53%-5.54% due 8/11-10/3/97 (1)                             20,300        20,179      .40
General Electric Capital Corp.  5.50%-5.60% due 8/11-10/17/97             73,400        72,755      .39
Lucent Technologies Inc. 5.48%-5.52% due 8/13-9/29/97                     71,000        70,598      .38
Ford Motor Credit Co. 5.49%-5.53% due 8/5-10/10/97                        66,400        65,947      .35
Xerox Corp. 5.48%-5.55% due 8/6-9/23/97                                   64,800        64,536      .34
E.I. du Pont de Nemours and Co. 5.45%-5.50% due 8/4-10/16/97              57,700        57,323      .31
Motorola, Inc. 5.46%-5.49% due 8/18-9/19/97                               57,600        57,196      .30
American Express Credit Corp. 5.49%-5.54%
 due 8/20-9/26/97                                                         56,000        55,681      .30
Hershey Foods Corp. 5.47%-5.51% due 9/2-10/21/97                          55,600        55,090      .29
A.I. Credit Corp. 5.48%-5.53% due 9/18-11/6/97                            52,700        52,125      .28
Walt Disney Co. 5.52% due 9/8-9/10/97                                     50,000        49,695      .26
Beneficial Corp. 5.49%-5.55% due 8/1-9/3/97                               48,800        48,671      .26
Southwestern Bell Telephone Co. 5.52%-5.53%
 due 8/26-8/27/97                                                         47,100        46,906      .25
International Lease Finance Corp. 5.48%-5.53%
 due 9/18-10/14/97                                                        45,700        45,280      .24
Shell Oil Co. 5.47% due 9/5/97                                            45,000        44,769      .24
IBM Credit Corp. 5.48%-5.54% due 9/4-9/15/97                              41,300        41,029      .22
Commercial Credit Co. 5.49%-5.54% due 8/25-9/2/97                         40,000        39,825      .21
Avco Financial Services, Inc. 5.47%-5.53% due 8/7-10/1/97                 40,000        39,789      .21
Atlantic Richfield Co. 5.53%-5.55% due 9/24-10/2/97                       40,000        39,644      .21
CPC International Inc. 5.61% due 9/9/97 (1)                               39,000        38,760      .21
Ciesco LP 5.53% due 9/11/97                                               35,000        34,774      .18
Amoco Corp. 5.48%-5.50% due 9/3-10/8/97                                   32,800        32,482      .17
Schering-Plough Corp. 5.51% due 9/16/97                                   25,100        24,919      .13
Gannett Co., Inc. 5.45% due 8/29/97 (1)                                   10,400        10,354      .06
                                                                                      --------    -----
                                                                                     1,684,725     8.96
                                                                                      --------    -----


Federal Agency Short-Term Obligations - 1.81%
Federal National Mortgage Assn.
 5.35%-5.49% due 8/26-10/30/97                                           190,700       189,265     1.01
Federal Home Loan Mortgage Corp. 5.45%-5.57%
 due 8/12-9/5/97                                                         119,800       119,470      .63
Federal Home Loan Banks 5.48% due 8/14/97                                 32,200        32,132      .17
                                                                                      --------    -----
                                                                                       340,867     1.81
                                                                                      --------    -----

TOTAL SHORT-TERM SECURITIES (cost: $2,025,664,000)                                   2,025,592    10.77
                                                                                      --------    -----
TOTAL INVESTMENT SECURITIES (cost: $15,456,637,000)                                 18,680,679    99.29

Excess of cash and receivables over payables                                           133,534      .71
                                                                                      --------    -----
NET ASSETS                                                                         $18,814,213   100.00%
                                                                                      ========    =====

(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(2)  Non-income-producing security.
(3) Valued under procedures established by the Board of Directors.
(4) The fund owns 6.64% and 6.48% of the outstanding voting securities of Ohio Casualty and English China Clays, respectively, and thus is considered an affiliate as defined in the Investment Company Act of 1940.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(6)  Step bond; coupon rate will increase at a later date.
(7)  Coupon rate changes periodically.
(8)  Inverse floater, which is a floating
 rate note whose interest rate moves in the opposite direction of prevailing interest rates.
(9) Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.



See Notes to Financial Statements

The Income Fund of America
Financial Statements
-----------------------------------------          ---------   ---------
Statement of Assets and Liabilities                          (dollars in
at July 31, 1997                                              thousands)
----------------------------------------           ---------   ---------
ASSETS:
Investment securities at market
 (cost: $15,456,637)                                         $18,680,679
Cash                                                                 832
Receivables for-
 Sales of investments                               $ 79,617
 Sales of fund's shares                               22,272
 Dividends and accrued interest                      127,696     229,585
                                                   ---------   ---------
                                                              18,911,096
LIABILITIES:
Payables for-
 Purchases of investments                             71,135
 Repurchases of fund's shares                         14,368
 Management services                                   4,319
 Accrued expenses                                      7,061      96,883
                                                   ---------   ---------
NET ASSETS AT JULY 31, 1997-
 Equivalent to $18.59 per share on
 1,012,112,230 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,200,000,000 shares)                        $18,814,213
                                                             ============


----------------------------------------           ---------   ---------
Statement of Operations                                      (dollars in
for the year ended July 31, 1997                              thousands)
-----------------------------------------          ---------   ---------
INVESTMENT INCOME:
Income:
 Dividends                                        $  414,874
 Interest                                            521,773  $  936,647
                                                   ---------
Expenses:
 Management services fee                              47,820
 Distribution expenses                                38,906
 Transfer agent fee                                    8,402
 Reports to shareholders                                 768
 Registration statement and
  prospectus                                           1,019
 Postage, stationery and supplies                      1,650
 Directors' fees                                         152
 Auditing and legal fees                                  56
 Custodian fee                                           811
 Taxes other than federal income tax                       2
 Other expenses                                          136      99,722
                                                   ---------   ---------
 Net investment income                                           836,925
                                                               ---------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain                                             1,592,597
 Net increase in unrealized appreciation on
  investments                                                  1,817,752
                                                               ---------
  Net realized gain and unrealized
   appreciation on investments                                 3,410,349
                                                               ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                              $4,247,274
                                                             ============
----------------------------------------           ---------   ---------
Statement of Changes in Net Assets                           (dollars in
                                                              thousands)
-----------------------------------------          ---------   ---------
                                           Year ended July 31
                                                        1997        1996
                                                   ---------   ---------
OPERATIONS:
Net investment income                            $   836,925 $   767,059
Net realized gain on investments                   1,592,597     630,886
Net increase in unrealized appreciation
 on investments                                    1,817,752     276,975
                                                   ---------   ---------
 Net increase in net assets
  resulting from operations                        4,247,274   1,674,920
                                                   ---------   ---------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income                (857,023)   (718,292)
Distributions from net realized
 gain on investments                                (748,006)   (152,790)
                                                   ---------   ---------
 Total dividends and distributions                (1,605,029)   (871,082)
                                                   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 131,090,765 and 143,040,894
 shares, respectively                              2,235,951   2,275,579
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 83,876,277 and 46,413,197
 shares, respectively                              1,403,146     734,433
Cost of shares repurchased:
 112,767,826 and 103,371,820
 shares, respectively                             (1,926,293) (1,644,843)
                                                   ---------   ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,712,804   1,365,169
                                                   ---------   ---------
TOTAL INCREASE IN NET ASSETS                       4,355,049   2,169,007

NET ASSETS:
Beginning of year                                 14,459,164  12,290,157
                                                   ---------   ---------
End of year (including undistributed
 net investment income: $139,013
 and $159,002, respectively)                     $18,814,213 $14,459,164
                                                 =========== ===========




See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized gain and unrealized appreciation on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $811,000 includes $358,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of July 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $3,224,085,000, of which $3,320,558,000 related to appreciated securities and $96,473,000 related to depreciated securities. During the year ended July 31, 1997, the fund realized, on a tax basis, a net capital gain of $1,592,536,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $61,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $15,456,594,000 at July 31, 1997.

3. The fee of $47,820,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.147% of such assets in excess of $13 billion but not exceeding $21 billion; and 0.145% of such assets in excess of $21 billion; plus 2.25% of monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1997, distribution expenses under the Plan were $38,906,000. As of July 31, 1997, accrued and unpaid distribution expenses were $6,548,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,402,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,140,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1997, aggregate amounts deferred and earnings thereon were $366,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $1,370,339,000 and additional paid-in capital was $13,068,866,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $6,199,103,000 and $6,570,329,000, respectively, during the year ended July 31, 1997.

     Net realized currency losses on dividends, interest and withholding taxes reclaimable were $17,000 for the year ended July 31, 1997.
     The fund reclassified $109,000 to undistributed net investment income from undistributed net realized gains for the year ended July 31, 1997.

Per-Share Data and Ratios

                                               Year ended July 31
                                                                   ------- ------- -------   -------
                                                              1997     1996    1995    1994     1993

                                                          -------  ------- ------- -------   -------
Net Asset Value, Beginning of Year                         $15.89   $14.92  $13.59  $14.47    $13.94
                                                          -------  ------- ------- -------   -------
 Income from Investment
  Operations:
  Net investment income                                       .86      .87     .85     .83       .85
  Net realized gain and change in
   unrealized appreciation on investments                    3.55     1.11    1.29    (.53)      .74
                                                          -------  ------- ------- -------   -------
   Total income from
 investment operations                                       4.41     1.98    2.14     .30      1.59
                                                          -------  ------- ------- -------   -------
 Less Distributions:
  Dividends from net investment
 income                                                      (.90)    (.83)   (.75)   (.83)     (.84)
  Distributions from net
 realized gains                                              (.81)    (.18)   (.06)   (.35)     (.22)
                                                          -------  ------- ------- -------   -------
   Total distributions                                      (1.71)   (1.01)   (.81)  (1.18)    (1.06)
                                                          -------  ------- ------- -------   -------
Net Asset Value, End of Year                               $18.59   $15.89  $14.92  $13.59    $14.47
                                                          =======  ======= ======= =======   =======

Total Return (1)                                            29.28%   13.46%  16.42%   1.98%    11.88%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                                 $18,814  $14,459 $12,290 $10,537    $9,045
  Ratio of expenses to average
 net assets                                                  .61%     .62%     .65%    .63%      .62%
  Ratio of net income to average
 net assets                                                 5.09%    5.56%    6.12%   5.92%     6.05%
  Average commissions paid per share (2)                   3.21 c   4.63 c  6.20 c  6.40 c    7.14 c
  Portfolio turnover rate                                   40.92%   37.77%  26.26%  26.42%    29.18%



(1) Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.
(2) Brokerage commissions paid on
 portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis without commissions, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per
 share but higher when expressed as a
 percentage of transactions because of the lower per-share prices of many non-U.S.
 securities.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
September 5, 1997

TAX INFORMATION (UNAUDITED)

  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
                           Dividends and Distributions per Share

To Shareholders           Payment Date                   From Net         From Net              From Net
of Record                                                Investment       Realized              Realized
                                                         Income           Short-Term Gains      Long-Term
                                                                                                Gains

September 20, 1996        September 23, 1996             $0.20             -                     -

December 26, 1996         December 27, 1996              0.30             $0.074                $0.736

March 21, 1997            March 24, 1997                 0.20              -                     -

June 20, 1997             June 23, 1997                  0.20              -                     -



     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 10% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (Retired)

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate School of Business, Stanford University

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Graduate Institute of Applied Life Sciences at Claremont

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer, Department of Molecular Biology, Princeton
University

RICHARD H. M. HOLMES retired from the Board of Directors effective December 31, 1996. He had been a Director of the fund since 1982 and was President of the fund from 1976-85.

THEODORE D. NIERENBERG retired from the Board of Directors effective May 31, 1997. He had been a Director of the fund since 1970.

The Directors wish to thank them for their many contributions to the fund.

OTHER OFFICERS

JANET A. MCKINLEY
New York, New York
President of the fund
Senior Vice President, Capital Research Company

STEPHEN E. BEPLER
New York, New York
Senior Vice President of the fund
Senior Vice President, Capital Research Company

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD T. SCHOTTE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

DINA N. PERRY
Washington, D.C.
Vice President of the fund
Vice President, Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY retired as a Vice President of the fund effective May 20, 1997. He had been an officer of the fund since 1973.

We thank him for his many contributions to the fund.

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA BDA/AL/3212
Lit. No. IFA-011-0997
Printed on recycled paper
[The American Funds Group (R)]